Investment Strategy - Intermediate Bond Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed-income debt securities. These investments primarily include: commercial paper; corporate bonds; U.S. Treasury securities; securities issued or guaranteed by U.S. Government entities, its agencies or instrumentalities; municipal bonds, mortgage-backed securities, including, without limitation, collateralized mortgage obligations (“CMOs”) and commercial and/or residential mortgage-backed securities (“CMBS”), and other asset-backed securities; mortgage pass-through securities; U.S. Dollar-denominated debt securities of foreign issuers (Yankee bonds); sovereign and supranational debt securities; and other income-producing debt instruments with fixed, floating or variable interest rates. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets and asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers, and other investments that Homestead Advisers considers to have the same primary economic characteristics. The Fund may invest up to 20% of its assets in other instruments, primarily including preferred stock (fixed maturity and perpetual), convertible bonds, and other investment companies, including open-end funds, closed-end funds and exchange-traded funds (“ETFs”). Homestead Advisers has broad flexibility to use various investment strategies and to invest in a wide variety of fixed income instruments that it believes offer the potential for current income. Homestead Advisers expects to allocate the Fund’s assets in response to changing market, financial, economic, and political factors and events that the Fund’s portfolio managers believe may affect the values of the Fund’s investments. The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may invest in securities of any credit quality. The Fund may invest up to 15% of its assets in securities rated below investment grade (securities rated Ba1 or below by Moody’s Investors Service, Inc. and BB+ or below by Standard & Poor’s Corporation and Fitch Ratings, Inc. or other Nationally Recognized Statistical Rating Organization (“NRSRO”) or unrated securities judged by Homestead Advisers to be of comparable quality. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by Homestead Advisers to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”. The average dollar-weighted maturity of the Fund, under normal circumstances, is expected to be between three and ten years. The average portfolio duration of the Fund, under normal circumstances, is expected to be no less than 50% and no greater than 125% of the duration of the Bloomberg U.S. Aggregate Index. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates.